Exhibit 10.7

TENTH AMENDMENT TO CAMPBELL/SIMPSON TONKIN SPRINGS
VENTURE LIMITED PARTNERSHIP TONKIN MINERAL LEASE

This Amendment Number Ten (“Amendment”), dated this 30th day of April, 1993 (“Effective Date”), is made to that certain Tonkin Mineral Lease, dated January 1, 1986 (the “Lease”) between LYLE F. CAMPBELL, a single man, and JULIAN E. SIMPSON and JEAN C. SIMPSON, husband and wife (collectively, “Lessor”) and TONKIN SPRINGS VENTURE LIMITED PARTNERSHIP (the “Lessee”).

RECITALS

A.                      The United States Congress has amended the General Mining Law of 1872 to replace the assessment work requirement for the assessment work years ending September 1, 1993 and September 1, 1994, with a claim rental fee of $200 per claim for those two years. That fee must be paid on or before August 31, 1993.

B.                        Articles 8 and 19 of the Lease currently require the Lessee to perform assessment work on unpatented mining claims included within the Mineral Prospect if the Lease is partially or wholly surrendered and terminated by the Lessee with respect to those claims less than 90 days prior to the end of the then-current assessment work year.

C.                        Lessee is negotiating with a party who may provide funds to continue payments under the Lease, but that party requires a “due diligence” period through at least June 30, 1993, in which to decide whether to provide such funds and to decide which of the unpatented mining claims within the Mineral Prospect to retain if it elects to proceed.

NOW, THEREFORE, in consideration of the mutual benefits to be obtained by Lessor and Lessee pursuant to this Amendment, Lessor and Lessee hereby agree as follows:

1.                          This Amendment applies only to the assessment work years ending on September 1, 1993 and September 1, 1994.

2.                          Notwithstanding the provisions of Articles 8 and 19 of the Lease, Lessee shall be entitled to release unpatented mining claims included within the Mineral Prospect without being obligated to perform assessment work or pay claim rental fees, but only as to the claims so released, if such release is provided in writing as provided in Article 19 of the Lease on or before July 2, 1993.

3.                          Except as expressly amended above, the Lease shall remain in full force and effect in accordance with its original terms as modified by the nine (9) prior amendments.

4.                          Nothing herein shall be construed or is intended to release Lessee from its obligations to pay said fees and to perform assessment work that is necessary to maintain the claims, as to any unpatented mining claims not released from the Lease on or before July 2, 1993.

IN WITNESS WHEREOF, the parties have executed this TENTH (10th) AMENDMENT as of the date first above written.

LESSOR:

LYLE F. CAMPBELL TRUST

By	/s/ Lyle F. Campbell
Lyle F. Campbell, Trustee

JULIAN E. SIMPSON

/s/ Julian E. Simpson

JEAN C. SIMPSON

/s/ Jean C. Simpson

LESSEE:

TONKIN SPRINGS GOLD MINING COMPANY, for itself and as General Partner for TONKIN SPRINGS VENTURE LIMITED PARTNERSHIP

By	/s/ William W. Reid
William W. Reid, President

STATE OF NEVADA	}
} ss.
COUNTY OF WASHOE	}

Before me personally appeared Lyle F. Campbell, Trustee of the Lyle F. Campbell Trust, on this 7th day of May, 1993, and executed the above TENTH AMENDMENT TO CAMPBELL/SIMPSON TONKIN SPRINGS VENTURE LIMITED PARTNERSHIP TONKIN MINERAL LEASE and acknowledged to me that he executed the same in that capacity.

Witness my hand and official seal.

My commission expires: DEC 17, 1995

(seal)	/s/ Susie Dearborn
NOTARY PUBLIC

(SEAL)	NOTARY PUBLIC STATE OF NEVADA County of Washoe Susie Dearborn My Appointment Expires Dec. 17, 1995

STATE OF HAWAII	}
} ss.
COUNTY OF MAUI	}

Before me personally appeared Julian E. Simpson on this 6th day of May, 1993, and executed the above TENTH

AMENDMENT TO CAMPBELL/SIMPSON TONKIN SPRINGS VENTURE LIMITED PARTNERSHIP TONKIN MINERAL LEASE.

Witness my hand and official seal.

My commission expires: 06/06/95

(seal)	/s/ [ILLEGIBLE]
NOTARY PUBLIC

(SEAL Affixed)

STATE OF HAWAII	}
} ss.
COUNTY OF MAUI	}

Before me personally appeared Jean C. Simpson on this 6th day of May, 1993, and executed the above TENTH AMENDMENT TO CAMPBELL/SIMPSON TONKIN SPRINGS VENTURE LIMITED PARTNERSHIP TONKIN MINERAL LEASE.

Witness my hand and official seal.

My commission expires: 06/06/95

(seal)	/s/ [ILLEGIBLE]
NOTARY PUBLIC

(SEAL Affixed)

STATE OF COLORADO	}
} ss.
COUNTY OF DENVER	}

Before me personally appeared William W. Reid, President of TONKIN SPRINGS GOLD MINING COMPANY, for itself and as General Partner for TONKIN SPRINGS VENTURE LIMITED PARTNERSHIP on this 19th day of May, 1993, and executed the above TENTH AMENDMENT TO CAMPBELL/SIMPSON TONKIN SPRINGS VENTURE LIMITED PARTNERSHIP TONKIN MINERAL LEASE, and acknowledged to me that he executed the same in that capacity.

Witness my hand and official seal.

My commission expires: 3-25-96

(seal)	/s/ Sandra J. Harden
NOTARY PUBLIC

(SEAL Affixed)

BOOK 264 PAGE 016 OFFICIAL RECORDS RECORDED AT THE REQUEST OF
Tonkin Springs
’94 JAN 27 P2:05

EUREKA COUNTY, NEVADA M.N. REBALEATI RECORDER FILE NO. FEE $ 10.00 150213